UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2022

GLOBUS MEDICAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 GENERAL ARMISTEAD AVENUE, AUDUBON, PA 19403

(Address of principal executive offices) (Zip Code)

(610) 930-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock, par value $.001 per share	GMED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.

On April 21, 2022, Globus Medical, Inc. (the “Company”) issued a press release including preliminary sales results for the first quarter ending March 31, 2022 and other information described in Item 5.02 below. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 2.02, and the exhibits attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On April 20, 2022, David M. Demski notified the Chairman of the Board of Directors (the “Board”) of the Company of his resignation from the Board effective April 20, 2022. Mr. Demski’s resignation was not due to any disagreement on any matter relating to the Company’s operations, policies, or practices. On April 20, 2022, Mr. Demski also notified the Board of his resignation as President and Chief Executive Officer of the Company, effective April 21, 2022.

Mr. Demski has agreed to continue to be an employee of the Company through June 30, 2022 to assist the Company with transition, and during such time will continue to receive his current compensation as provided in his existing employment agreement.

(c)

On April 21, 2022, the Board of Directors of the Company approved the appointment of Daniel T. Scavilla as President and Chief Executive Officer, effective April 21, 2022. Mr. Scavilla, 57, has served as the Company’s Executive Vice President and Chief Commercial Officer since February 2019 and as President of Trauma since March 2020. Mr. Scavilla previously served as the Company’s Chief Financial Officer from May 2015 to August 2019. Prior to joining the Company, Mr. Scavilla spent 28 years in various positions with Johnson & Johnson, including serving as Chief Financial Officer, Global Vice President Finance & Business Operations of Johnson & Johnson Vision Care from February 2012 to December 2015, and previously as Chief Financial Officer, Worldwide Vice President Finance of Advanced Sterilization Products, the infection prevention branch of J&J Medical Devices from October 2007 to January 2012. Mr. Scavilla earned a B.S. degree from LaSalle University and an M.B.A. from Temple University. Mr. Scavilla’s extensive leadership and experience at our Company and knowledge of our finances and operations, including as our former Chief Financial Officer and Chief Commercial Officer, will add financial, commercial and operations experience to our Board of Directors and qualify him to serve as one of our directors.

There is no arrangement or understanding between Mr. Scavilla and any other persons pursuant to which Mr. Scavilla was appointed President and Chief Executive Officer. There are no relationships, family or otherwise, between Mr. Scavilla and the Company or any director or executive officer of the Company that would require disclosure pursuant to Items 401(d) or 404(a) of Regulation S-K, as applicable.

(d)

On April 21, 2022, the Board appointed Mr. Scavilla to serve as a member of the Board and as a member of the Nominating and Corporate Governance Committee with a term expiring at the Company’s annual meeting in 2023 to fill the vacancy created by the resignation of Mr. Demski.

See Item (c) above for background information regarding Mr. Scavilla. There is no arrangement or understanding between Mr. Scavilla and any other persons pursuant to which Mr. Scavilla was appointed as a member of the Board. There are no relationships between Mr. Scavilla and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

(e)

In connection with Mr. Scavilla’s appointment as President and Chief Executive Officer, the Compensation Committee of the Board (the “Compensation Committee”) approved certain changes to his compensation.

Mr. Scavilla’s base salary will increase from $407,470 to $450,000 and his target amount under our annual non-equity incentive program will increase from $591,360 to $900,000, both increases prorated for the portion of the year he serves as President and Chief Executive Officer. In addition, the Compensation Committee approved a grant to Mr. Scavilla of an option to buy 60,000 shares of Class A Common Stock pursuant to the Company’s 2021 Equity Compensation Plan. The grant was made pursuant to the Company’s customary form of option grant and will vest over a four-year period with one-fourth of the options vesting on April 21, 2023, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months. Other than the aforementioned changes, Mr. Scavilla’s compensation and the terms and conditions of his existing employment agreement remain unchanged.

Item 7.01. Regulation FD Disclosure

On April 21, 2022, the Company issued a press release announcing Mr. Scavilla’s appointment as a member of the Board, President and Chief Executive Officer and preliminary sales results for the first quarter ending March 31, 2022, a copy of which is attached as Exhibit 99.1 hereto.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release dated April 21, 2022
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.
*This exhibit is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated:	April 21, 2022	/s/ KELLY G. HULLER
Kelly G. Huller
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT LIST

Exhibit No.	Description

99.1*	Press Release dated April 21, 2022
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.
*This exhibit is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act.